Exhibit 99.1

Parametric Sound Announces Stockholder Approval of

Merger with Turtle Beach

Receives Approval for NASDAQ Global Market Listing Effective on Merger

SAN DIEGO, California, December 27, 2013 – Parametric Sound Corporation (NASDAQ: PAMT), a leading innovator of audio technology and solutions, announced today that, at a special meeting of stockholders held on December 27, 2013, Parametric stockholders overwhelmingly voted to approve the proposal to issue shares of Parametric common stock in connection with the merger contemplated by the Agreement and Plan of Merger dated August 5, 2013 among Parametric, VTB Holdings, Inc. (Turtle Beach) and Paris Acquisition Corp. (the “merger agreement”) and the corresponding change of control of Parametric which will result from the merger (“merger proposal”).

The special meeting of stockholders was held pursuant to notice and a proxy statement that was filed with the Securities and Exchange Commission on December 3, 2013 and mailed to stockholders entitled to vote at the meeting beginning on December 3, 2013. The proxy statement contains additional information concerning the terms of the merger agreement.

The Company also announced it has received a letter from NASDAQ informing Parametric that its application for listing its common stock on the NASDAQ Global Market has been approved. The Company’s common stock currently trades on the NASDAQ Capital Market. The transition to the more senior and stringent Global Market tier will be effective upon completion of the merger and is expected to be seamless to stockholders. The post-merger trading symbol is expected to remain as “PAMT”.

“We are very pleased with the outcome of today’s vote and thank all of our stockholders for their support,” said Ken Potashner, executive chairman of Parametric Sound. “We believe our merger with Turtle Beach will create an audio technology innovator with established brands and global retail relationships. We are confident that the combination of the two audio technology companies is the best outcome for Parametric and our stockholders and that the merger will maximize stockholder value. We look forward to completing the combination shortly and delivering compelling audio innovations to stockholders and customers of the combined company.”

In addition to the approval of stockholders and the approval of NASDAQ, the completion of the merger is subject to other customary closing conditions. Parametric and Turtle Beach expect to close the merger as soon as practicable.

Approximately 59% of Parametric total outstanding shares of common stock as of the November 11, 2013 record date for the special meeting of stockholders were voted and approximately 95% of shares voting on the merger proposal voted in favor of the merger proposal. Stockholders also voted to approve (i) on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of Parametric in connection with the merger, (ii) the Parametric Sound Corporation 2013 Stock-Based Incentive Compensation Plan and (iii) the Parametric Sound Corporation Annual Incentive Bonus Plan. The full results of the voting on each proposal are anticipated to be filed with the SEC on December 30, 2013 on Form 8-K and may be accessed on the Company’s web site or at www.sec.gov.

About Parametric Sound Corporation

Parametric Sound Corporation is a pioneering innovator of directed audio solutions. With a substantial body of intellectual property, Parametric Sound is the foremost authority in the application of acoustic technology to beam sound to target a specific listening area without the ambient noise of traditional speakers. The Company is targeting its technology for new uses in consumer markets including computers, video gaming, televisions, home audio and health care. For more information, visit www.parametricsound.com.

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About Turtle Beach

Turtle Beach designs and markets premium audio peripherals for video game, personal computer, and mobile platforms, including its acclaimed line of Ear Force gaming headphones and headsets crafted for PC and Mac, Nintendo, PlayStation and Xbox game consoles, including the next-generation Xbox One. According to the NPD Group, Turtle Beach manufactures the top five best-selling third-party gaming headsets of all time when ranked in dollar sales. The Ear Force X12 wired headset is the No. 1 best-selling third-party gaming headset of all time. Turtle Beach is the official audio provider for Major League Gaming, the world's largest eSports league, and Twitch, the world’s leading video platform and community for gamers. Turtle Beach, headquartered in Valhalla, New York, is majority owned by the Stripes Group, an entrepreneurial growth equity fund based in New York City, and is a brand of Voyetra Turtle Beach, Inc., which has been at the forefront of music and audio technology for more than three decades and is recognized as a pioneer of today’s PC audio industry. Turtle Beach and Ear Force are registered trademarks of Voyetra Turtle Beach, Inc. All other trademarks are property of their respective holders and are hereby acknowledged. For more information, visit www.turtlebeach.com.

Cautionary note on forward-looking statements

This press release includes forward-looking information and statements, including, without limitation, those regarding: the transfer of the Company’s shares to the NASDAQ Global Market and effect on stockholders; the prospects of the combined company post-merger; and the closing of the transactions contemplated by the merger agreement and related timing. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions or beliefs about future events that are based on management's belief, as well as assumptions made by, and information currently available to, management. While the Company believes that expectations are based upon reasonable assumptions, there can be no assurances that goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Particular uncertainties and risks include, among others: the risk that Turtle Beach’s operating results at closing will be lower than currently anticipated or the failure of either party to meet other conditions to the closing of the merger; delays in completing the merger and the risk that the merger may not be completed at all; the failure to realize the anticipated benefits from the merger or delay in realization thereof; the businesses of Parametric and Turtle Beach may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption during the pendency of and following the merger, including adverse effects on employee retention and on business relationships with third parties; general business and economic conditions; the combined company´s possible need for and ability to obtain additional financing; the difficulty of developing audio products, obtaining any required approvals and achieving market acceptance; the marketing success of Parametric’s and the combined company´s licensees or sub licensees, if any; and the other risk factors described in the “Risk Factors” section of the proxy statement filed with the Securities and Exchange Commission on December 3, 2013. More detailed information on these and additional factors that could affect Parametric’s actual results are described in Parametric’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the fiscal year ended September 30, 2013. All forward-looking statements in this news release speak only as of the date of this news release and are based on Parametric’s current beliefs and expectations. Parametric undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

PARAMETRIC SOUND CONTACT:

Tracy Neumann

888-HSS-2150, Ext. 509

tneumann@parametricsound.com

INVESTOR RELATIONS CONTACT:

Dave Mossberg

Three Part Advisors, LLC

(817) 310-0051

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